Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 24th day of June, 2005 (this "Ninth Amendment"), is made among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation with its principal offices in Branchville, New Jersey (the "Parent"), SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation with its principal offices in Branchville, New Jersey ("SICA," and collectively with the Parent, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank and hereinafter, the "Lender").  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement referred to below, as amended by this Ninth Amendment.  Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Ninth Amendment.

RECITALS

A.        The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein.

B.        The Borrowers have requested an extension of the maturity of such revolving credit facility, as more fully set forth herein, and the Lender has agreed to such extension upon the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

            1.1            The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

"          "Ninth Amendment Fee Letter" shall mean the letter from Wachovia to the Parent, dated June 24, 2005, relating to certain fees payable by the Parent in respect of the transactions contemplated by the Ninth Amendment, as amended, modified or supplemented from time to time."

"          "Ninth Amendment" shall mean the Ninth Amendment to Credit Agreement, dated as of June 24, 2005."

            1.2            The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

"          "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment and as further amended, modified or supplemented from time to time."

"          "Maturity Date" shall mean June 23, 2006 or such later date to which the Maturity Date may be extended pursuant to Section 2.18."

           1.3            Section 2.18 is hereby amended by replacing the references therein to "June 24, 2005" with "June 23, 2006."

           1.4            Section 6.1 is hereby amended by replacing the reference therein to "$480,000,000" with "$575,000,000."

ARTICLE II

EFFECTIVENESS

This Ninth Amendment shall become effective as of June 24, 2005 (the "Ninth Amendment Effective Date") when, and only when, each of the following conditions shall have been satisfied:

            (a)           The Lender shall have received the following, each dated as of the Ninth Amendment Effective Date:

                (i)             an executed counterpart hereof from each of the Borrowers;

                (ii)            a certificate, signed by the president, the chief executive officer or the chief financial officer of each of the Borrowers, in form and substance reasonably satisfactory to the Lender, certifying that as of the Ninth Amendment Effective Date, (i) each of the representations and warranties of such Borrower contained in this Ninth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Ninth Amendment Effective Date, both immediately before and after giving effect to this Ninth Amendment, with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date) and (ii) on and as of the Ninth Amendment Effective Date, both immediately before and after giving effect to this Ninth Amendment, no Default or Event of Default has occurred and is continuing; and

                (iii)          a certificate of the secretary or assistant secretary of each Borrower, in form and substance reasonably satisfactory to the Lender, certifying that (i) the articles or certificate of incorporation or other comparable organizational documents and the bylaws or comparable governing documents of such entity have not been amended since the Eighth Amendment Effective Date (or, if and to the extent any of the foregoing have been amended since such date, a statement to such effect, attaching copies thereof) and (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such Borrower, authorizing the execution, delivery and performance of this Ninth Amendment.

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            (b)            The Borrowers shall have paid all fees and expenses relating to the Ninth Amendment and the Credit Agreement which are due and payable on the Ninth Amendment Effective Date, including (i) the unpaid balance of all fees payable to the Lender pursuant to the Ninth Amendment Fee Letter and (ii) all other fees and expenses of the Lender required hereunder or under any other Credit Document to be paid on or prior to the Ninth Amendment Effective Date (including reasonable fees and expenses of counsel) in connection with this Ninth Amendment and the transactions contemplated hereby.

            (c)             Since December 31, 2004, both immediately before and after giving effect to the Ninth Amendment, there shall not have occurred any Material Adverse Change with respect to either Borrower or any event, condition or state of facts that is reasonably likely to result in a Material Adverse Change with respect to either Borrower.

            (d)            The Lender shall have received such other documents, certificates, opinions, and instruments in connection with the Ninth Amendment as it shall have reasonably requested.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

            Each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to this Ninth Amendment:

            (a)             Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the Ninth Amendment Effective Date with the same effect as if made on and as of the Ninth Amendment Effective Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

            (b)            On and as of the Ninth Amendment Effective Date and both immediately before and after giving effect to the Ninth Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

GENERAL

            4.1            Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Ninth Amendment.  Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.  This Ninth Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  This Ninth Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

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            4.2            Expenses.  The Borrowers agree on demand (i) to pay all reasonable fees and expenses of counsel to the Lender and (ii) to reimburse the Lender for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Ninth Amendment.

            4.3            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

            4.4            Counterparts.  This Ninth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

            4.5            Construction.  The headings of the various sections and subsections of this Ninth Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

            4.6            Severability.  To the extent any provision of this Ninth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Ninth Amendment in any jurisdiction.

            4.7            Successors and Assigns.  This Ninth Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

[signatures appear on the following pages]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Ninth Amendment to be executed by its duly authorized officer as of the Ninth Amendment Effective Date.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Dale A. Thatcher
Name:	Dale A. Thatcher
Title:	EVP, CFO and Treasurer

SELECTIVE INSURANCE COMPANY OF AMERICA

By:	/s/ Dale A. Thatcher
Name:	Dale A. Thatcher
Title:	EVP, CFO and Treasurer

(signatures continue)

SIGNATURE PAGE TO

NINTH AMENDMENT

WACHOVIA BANK, NATIONAL
ASSOCIATION
(formerly known as First Union National Bank)

By:	/s/ Grainne M. Pergolini
Name:	Grainne M. Pergolini
Title:	Vice President

SIGNATURE PAGE TO

NINTH AMENDMENT

CERTIFICATE OF SECRETARY

OF

SELECTIVE INSURANCE GROUP, INC.

I, Michael H. Lanza hereby certify that I am the duly elected, qualified and acting Secretary of Selective Insurance Group, Inc. a New Jersey corporation (the "Company"), and that as such I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

            1.               This Certificate is being delivered pursuant to Section 2.3 of the Ninth Amendment to Credit Agreement ("Credit Agreement"), dated as of June 24, 2005.  The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement, as amended.

            2.               Since November 7, 1997, there has been no amendment to the Articles of Incorporation of the Company.

            3.               Since November 6, 2001, there has been no amendment to the Bylaws of the Company.

            4.               Attached hereto is a true and complete copy of resolutions duly adopted at a meeting of the Executive Committee of the Board of Directors of the Company (the "Committee") held on the 24th day of June 2005, at which meeting a quorum of the Committee members was present and voted in favor thereof and that said resolutions have not been amended or rescinded and are in full force and effect.

            IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of the company this 24th day of June 2005.

                                                                        By:       /s/ Michael H. Lanza

                                                                        Name:  Michael H. Lanza

                                                                        Title:   Senior Vice President, General Counsel &

                                                                                    Corporate Secretary

RESOLVED, that the Board has determined that it is advisable and in the best interests of the Company to further amend that certain Credit Agreement, dated as of October 22, 1999, as amended, by and among the Company, Selective Insurance Company of America ("SICA") and Wachovia Bank, National Association ("Wachovia"), pursuant to a Ninth Amendment to Credit Agreement (the "Wachovia Amendment"), by and among the Company, SICA and Wachovia, by, among other things, extending the maturity of the revolving credit facility; and it is

FURTHER RESOLVED, that the form, terms and provisions of the Wachovia Amendment, substantially in the form of Exhibit A attached hereto, be and hereby are, authorized, approved and adopted in all respects; and it is

FURTHER RESOLVED, that the Company be, and hereby is, authorized to enter into, execute and deliver the Wachovia Amendment, and to perform its obligations thereunder in accordance with the terms thereof; and that any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver in the name and on behalf of the Company, the Wachovia Amendment, with such changes therein and modifications thereto as such officer shall approve, the execution thereof by any such officer to be conclusive evidence of approval and due authorization hereunder, and the documents contemplated thereby, and to make, sign, execute, acknowledge, deliver, file, record and publish any and all documents, instruments, certificates or agreements in connection therewith, and to take all such other actions that may be required in connection therewith as such officer of the Company may in his or her discretion deem necessary and appropriate to effectuate the transactions contemplated by the foregoing resolutions, such execution, acknowledgment, delivery or performance thereof by such officer or officers to be conclusive evidence that the same has been approved by the Board; and it is

FURTHER RESOLVED, that any acts taken by any of the aforementioned officers, which acts would have been authorized by the foregoing resolutions, except that such acts were taken prior to the adoption of such resolutions, are hereby ratified, confirmed, approved and adopted in all respects by the Company as the acts of the Company.

CERTIFICATE OF SECRETARY

OF

SELECTIVE INSURANCE COMPANY OF AMERICA

I, Michael H. Lanza, hereby certify that I am the duly elected, qualified and acting Secretary of Selective Insurance Company of America, a New Jersey corporation (the "Company"), and that as such I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

            1.               This Certificate is being delivered pursuant to Section 2.3 of the Ninth Amendment to Credit Agreement ("Credit Agreement"), dated as of June 24, 2005.  The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement, as amended.

            2.               Since November 9, 1999, there has been no amendment to the Articles of Incorporation of the Company.

            3.               Since July 27, 2004, there has been no amendment to the Bylaws of the Copy.

            4.               Attached hereto is a true and complete copy of resolutions duly adopted by unanimous written consent of the Board of Directors of the Company effective on the 24th day of June 2005, and that said resolutions have not been amended or rescinded and are in full force and effect.

            IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of the company this 24th day of June 2005.

                                                                        By:       /s/ Michael H. Lanza

                                                                        Name: Michael H. Lanza

                                                                        Title:   Senior Vice President, General Counsel

                                                                                    Corporate Secretary

RESOLVED, that the Board has determined that it is advisable and in the best interests of the Company to further amend that certain Credit Agreement, dated as of October 22, 1999, as amended, by and among the Company, Selective Insurance Group, Inc.("SIGI") and Wachovia Bank, National Association ("Wachovia"), pursuant to a Ninth Amendment to Credit Agreement (the "Wachovia Amendment"), by and among the Company, SIGI and Wachovia, by, among other things, extending the maturity of the revolving credit facility; and it is

FURTHER RESOLVED, that the form, terms and provisions of the Wachovia Amendment, substantially in the form of Exhibit A attached hereto, be and hereby are, authorized, approved and adopted in all respects; and it is

FURTHER RESOLVED, that the Company be, and hereby is, authorized to enter into, execute and deliver the Wachovia Amendment, and to perform its obligations thereunder in accordance with the terms thereof; and that any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver in the name and on behalf of the Company, the Wachovia Amendment, with such changes therein and modifications thereto as such officer shall approve, the execution thereof by any such officer to be conclusive evidence of approval and due authorization hereunder, and the documents contemplated thereby, and to make, sign, execute, acknowledge, deliver, file, record and publish any and all documents, instruments, certificates or agreements in connection therewith, and to take all such other actions that may be required in connection therewith as such officer of the Company may in his or her discretion deem necessary and appropriate to effectuate the transactions contemplated by the foregoing resolutions, such execution, acknowledgment, delivery or performance thereof by such officer or officers to be conclusive evidence that the same has been approved by the Board; and it is

FURTHER RESOLVED, that any acts taken by any of the aforementioned officers, which acts would have been authorized by the foregoing resolutions, except that such acts were taken prior to the adoption of such resolutions, are hereby ratified, confirmed, approved and adopted in all respects by the Company as the acts of the Company.

OFFICER'S CERTIFICATE

SELECTIVE INSURANCE COMPANY OF AMERICA

THIS CERTIFICATE is delivered pursuant to Section 2.1 of the Ninth Amendment to Credit Agreement, dated as of June 24, 2005 (the "Amendment"), among SELECTIVE INSURANCE GROUP, INC. ("Parent"), SELECTIVE INSURANCE COMPANY OF AMERICA ("SICA," and collectively with the Parent, the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank and hereinafter, the "Lender").  The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as amended by the Ninth Amendment.

The undersigned hereby certifies that (i) each of the representations and warranties of SICA contained in the Ninth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Ninth Amendment Effective Date and after giving effect to the Ninth Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), and (ii) on and as of the Ninth Amendment Effective Date, both immediately before and after giving effect to the Ninth Amendment, no Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate this 24th day of June, 2005.

By:      /s/ Dale A. Thatcher

Name: ___Dale A. Thatcher

Title:   ___EVP, CFO and Treasurer